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                          SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549


                                       FORM 8-K

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                                     May 23, 1997
                   Date of Report (Date of earliest event reported)


                              GREAT LAKES AVIATION, LTD.
                (Exact name of Registrant as Specified in its Charter)


          Iowa                        0-23224                    42-1135319
-------------------------       ---------------------         -----------------
(State or Other Jurisdiction (Commission File Number)          (IRS Employer
      of Incorporation)                                    Identification  No.)


                                  1965 330th Street
                              Spencer, Iowa  51301-9211
                 --------------------------------------------
                       (Address of Principal Executive Offices)


                                     (712) 262-1000
                     -------------------------------------------
                 (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

    Great Lakes Aviation, Ltd. (the "Company") is filing a copy of the Consent Order entered into by the Company and the Federal Aviation Administration on May 23, 1997, together with a copy of the press release issued by it on May 23, 1997, which reports, among other things, that the Company resumed limited flight operations on such date.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    The following are Exhibits to this Current Report:

    99.1 Consent Order, dated May 23, 1997, entered into by the Company and the Federal Aviation Administration

    99.2      Press Release, dated May 23, 1997


                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


May 29, 1997            GREAT LAKES AVIATION, LTD.



                        By: /s/ A.L. Maxson
                            --------------------------------------------
                             A.L. Maxson
                             Executive Vice President Finance and
                             Chief Financial Officer

                                          2


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                                    EXHIBIT INDEX

Exhibit
Number        Description of Exhibit

99.1 Consent Order, dated May 23, 1997, entered into by the Company and the Federal Aviation Administration

99.2          Press Release, dated May 23, 1997